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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Verio Inc.:

     We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Prospectus.

                                                    /s/ KPMG LLP
                                             ------------------------------
                                                        KPMG LLP

Denver, Colorado
April 7, 1999